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                                                                    Exhibit 24.2

                        (Deloitte and Touche Letterhead)



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Heritage Commerce Corp on Form S-8 of our report dated January 20, 1999 (February 5, 1999 as to the stock split information), appearing in the Annual Report on Form 10-K of Heritage Commerce Corp for the year ended December 31, 1998.


/s/ Deloitte and Touche LLP

January 19, 2000


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